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                                                            EXHIBIT 10.21

                             WOODROAST SYSTEMS, INC.


                                 PROMISSORY NOTE


$150,000                                                Eden Prairie, Minnesota
                                                               January 27, 1998


    FOR VALUE RECEIVED, the undersigned, Woodroast Systems, Inc., promises to pay to the order of Sheldon F. Jacobs, 1500 Tamarack Drive, Medina, MN 55356, the principal sum of One Hundred Fifty Thousand Dollars ($150,000), together with interest on the unpaid principal balance, from the date hereof until this
Note is fully paid at the rate of prime plus two percent per annum. Interest shall be computed on the basis of the actual number of days elapsed in a 360-day year and paid at the surrender of this Note.

    THE TERM OF THIS NOTE, shall not exceed one year (1) from the date hereof. All or any part of the unpaid balance of this Note may be prepaid at any time without penalty.

    THIS NOTE IS UNSECURED.

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Address of borrower:       Suite 145                          WOODROAST SYSTEMS, INC.
                           10250 Valley View Road
                           Eden Prairie, MN 55344
                                                              By: /s/ Ralph J. Guarino
                                                                  --------------------------------
                                                                  Ralph J. Guarino, President

                                                              SHELDON F. JACOBS


                                                              By: /s/ Sheldon F. Jacobs
                                                                  ----------------------------------
                                                                  Lender

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